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EXHIBIT 99.1


[iLinc Communication logo]

James M. Powers, Jr.
President and Chief Executive Officer
(602) 952-1200

James L. Dunn, Jr.
Sr. Vice President - Corporate Development
(602) 952-1200


                     iLINC ACQUIRES GLYPHICS COMMUNICATIONS
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    ACQUISITION ADDS $5 MILLION IN REVENUE AND AUDIO CONFERENCING TO iLINC'S
          PRODUCT SUITE CREATING AN INTEGRATED COMMUNICATIONS SOLUTION


PHOENIX (June 3, 2004) - iLinc Communications, Inc. (AMEX:ILC), developers of one of the most feature-rich, secure and scalable Web conferencing and collaboration software, today announced that it has signed a definitive agreement to acquire the assets of Glyphics Communications, Inc. with an expected closing within one week. Glyphics Communications, located south of Salt Lake City, Utah, is a full-service provider of comprehensive audio (phone) conferencing and event services solutions. iLinc plans to offer fully integrated audio conferencing technologies and services to supplement its overall Web collaboration and Web conferencing product offering.

Glyphics provides audio conferencing solutions for many large corporations, including the American Medical Association, Muzak, LANDesk, State Bar of Texas, Schlotzsky's Deli, and Thompson Publishing. iLinc now will offer its combined customer base a complete family of Web and audio conferencing services. While Glyphics offers traditional reservationless, toll-free audio conferencing, its specialty is the delivery of high-touch, operator-assisted audio conferencing events to large audiences who register using its proprietary online seminar registration system.

"The acquisition of Glyphics is the next step in executing our online collaboration business plan," said James Powers, chairman and chief executive officer of iLinc Communications, Inc. "Like most industry analysts, we have seen the continuing merger of the Web conferencing and audio conferencing industries. Increasingly, customers are demanding a fully integrated and reliable communications service that combines Web and audio conferencing in a single secure solution. With the addition of Glyphics' products and services, we gain immediate access to a large customer base, monthly recurring revenues, and motivated, talented professionals who know the audio conferencing and event services industry. We look to quickly build upon Glyphics' calendar year 2003 unaudited revenues of approximately $5 million with the infusion of our Web conferencing products and our additional sales and marketing capabilities. We expect the acquisition to be accretive and contribute to positive cash flow in this fiscal year."


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iLinc Acquires Glyphics Communications
Page 2
June 3, 2004


"The integration of the Glyphics audio conferencing services into the iLinc product suite is the best solution to address our customers' increasing demands for an integrated product," said Gary Moulton, co-founder and chief executive officer of Glyphics. "As iLinc's partner for the past six months, already we have succeeded in selling iLinc's Web conferencing products to our audio conferencing customers; likewise iLinc has succeeded in selling our audio conferencing services to its customers. We look forward to further growth in top-line revenues as our customers fully appreciate the comprehensive audio and Web offering now available to them. With few barriers to switching between audio conferencing providers, customers are using their Web conferencing selection to determine their audio conferencing provider. In the past six months, the addition of a Web conferencing product to our traditional audio conferencing offering has provided margin support as well as higher customer retention." Mr. Moulton will join iLinc Communications as its new senior vice president of audio services.

Through their joint-selling partnership arrangement, iLinc and Glyphics have been offering iLinc On-Demand Conferencing(TM), a "just-in-time" Web and audio conferencing product. Users gain immediate access to the robust feature set of the iLinc Web conferencing product in combination with Glyphics' reservationless audio conferencing service by entering a secure PIN number.

With the closing of the acquisition, iLinc's customers will have immediate access to a fully integrated collaboration product that will permit them to completely manage every aspect of their Web and audio conferencing needs through one simple Web-based interface. iLinc also will enhance its session recording and editing capabilities so that customers will easily be able to record sessions, capturing both the Web and audio conference in a single recording. Furthermore, iLinc customers will be able to join an audio conference from their computers using iLinc's voice-over-IP capabilities, giving them the most flexibility available in the industry.

According to a recent Frost & Sullivan report, audio conferencing is a core component of multi-point communications inside and outside the enterprise that is being adopted by companies of all sizes for routine three-party calls and larger company-wide broadcasts. iLinc expects to see higher customer retention of traditional no-contract audio conferencing customers with the addition of iLinc On-Demand Conferencing.

"We see this acquisition as synergistic in many ways," Powers added. "Glyphics brings iLinc a supplemental product line, new customers, revenues, industry professionals, audio conferencing technology, and the ability to bring to market a deeply integrated, world-class data, audio, video, and voice-over-IP product."


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iLinc Acquires Glyphics Communications
Page 3
June 3, 2004


ABOUT ILINC COMMUNICATIONS, INC.
Phoenix-based iLinc Communications, Inc. (http://www.ilinc.com) is dedicated to helping corporations increase productivity through more efficient communications using Web conferencing and collaboration. iLinc Communications has developed a powerful, easy-to-use suite of services. As a fully scalable and secure solution, with the highest AES data encryption guidelines in the industry, the Company's Web and audio conferencing services save a corporation time and money while improving the effectiveness of a corporation's communications. iLinc Communications' core suite of products, including MeetingLinc(TM), LearnLinc(TM), ConferenceLinc(TM), and SupportLinc(TM), delivers a Web collaboration platform suitable for enterprise or organization-wide deployment.

ABOUT GLYPHICS COMMUNICATIONS, INC.
Founded in 1994, Glyphics Communications(R) delivers comprehensive audio conferencing solutions that help businesses provide virtual meetings, corporate events, distance learning programs, and daily conference calls. The company, which provides services nationwide, has been named to the Inc. 500 list as one of America's fastest growing, privately held companies. Glyphics offers a wide array of audio conferencing products that include:

         o Audio On-Demand (no reservations needed) -- With pre-established calling accounts for each user, you can create or participate in conference calls with no advance notice, 24/7.

         o Reserved Automated -- The perfect solution for recurring calls, each participant has a permanent number and passcode.

         o Operator Assisted -- For your most important calls, this service includes an iLinc conference operator to host, monitor, and coordinate your call.

         o Online Seminars -- Support your online Web presentation with high-quality audio from iLinc.


This press release contains information that constitutes forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements involve risk and uncertainties that could cause actual results to differ materially from any future results described within the forward-looking statements. Factors that could contribute to such differences include the rate of acceptance of our products and services by customers, changes in the e-Learning and Web conferencing and collaboration market in general, use of the Internet, the acceptance of new products, our need for working capital, the result of pending litigation, the competition we face from larger and more well-capitalized competitors, and other matters more fully disclosed in the Company's annual report on Form 10-K, quarterly reports on Form 10-Q, and other reports filed with the Securities and Exchange Commission. The forward-looking information provided herein represents the Company's estimates and expectations as of the date of the press release, and subsequent events and developments may cause the Company's estimates and expectations to change. The Company specifically disclaims any obligation to update the forward-looking information in the future. Therefore, this forward-looking information should not be relied upon as representing the Company's estimates and expectations of its future financial performance as of any date subsequent to the date of this press release.

ILINC, ILINC COMMUNICATIONS, MEETINGLINC, LEARNLINC, CONFERENCELINC, SUPPORTLINC, GLYPHICS COMMUNICATIONS, ON-DEMAND AUDIO, ON-DEMAND WEB, ILINC ON-DEMAND CONFERENCING, AND ITS ASSOCIATED LOGOS ARE TRADEMARKS OR REGISTERED TRADEMARKS OF ILINC COMMUNICATIONS, INC. ALL OTHER COMPANY NAMES AND PRODUCTS MAY BE TRADEMARKS OF THEIR RESPECTIVE COMPANIES.


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